Rule 497(d)


                                    FT 996

                          Supplement to the Prospectus

    Notwithstanding anything to the contrary in the Prospectus, FTP Services LLC, an affiliate of the Depositor, will act as Fund/SERV Unit Servicing Agent to the Trusts with respect to the Trusts' Fund/SERV Units.
Fund/SERV Units are Units purchased and sold through the Fund/SERV trading system. In all other respects, Fund/SERV Units are identical to other Units.

    The Fund/SERV CUSIPs for the Trusts are as follows:

 Trust                                                 Fund/SERV CUSIP number
 -----                                                 ----------------------
 Energy Portfolio, Series 17                           30269R228
 Healthcare Portfolio, Series 8                        30269R277
 Pharmaceutical Portfolio, Series 19                   30269R327
 Pharmaceutical Select Portfolio, Series 18            30269R376


November 1, 2005